Exhibit 99.1

Diamond Foods, Inc. Company Presentation September 2005 Cream: 255 255 221 Green: 0 102 51 Burgundy: 171 47 54

Important Information Forward-Looking Statements This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; conversion from a cooperative may affect our business in unexpected ways; loss of one or more major customers could reduce revenue and profits; and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of the final prospectus in connection with our initial public offering, dated July 20, 2005 and on file with the Securities and Exchange Commission, and may be contained in our periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as of September 12, 2005. We do not undertake any obligation to update this information to reflect events or circumstances after that date.

Company Overview Strong Brand in Growth Category - #1 brand of culinary and inshell nuts and rapidly growing snack nut brand Successful Record of Innovation - Product, packaging and promotion leadership Expansive Distribution - Products available in over 60,000 U.S. retail locations and in over 100 countries Demonstrated Financial Growth - 17% annual organic top-line growth since fiscal 2000 90-Year Heritage - Leader in the walnut and tree nut industry

Highlights Leader in growth category Strong brand recognition Successful record of product innovations Advanced processing capabilities Vertically integrated business Clearly defined growth plan Experienced and accomplished management team

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 East 184 189.4 193.3 193.5 200.4 234 253.1 271.9 287.7 296.2 295.9 288.9 282.2 281.5 292.8 302.5 308 318.8 325.3 339.6 359.7 390.3 412 435.1 462.5 Our Commitment to Growth ($ mm) 2000 2001 2002 2003 2004 2005 1999 LTM Sales by Quarter

Our Four Product Lines

Distribution across multiple channels to diverse customers

Product Line	FY 2005 Net Sales	Brand	Point of Sale	Representative Consumer
Culinary	$185	DIAMOND	▪ Grocery store baking and produce aisles ▪ Mass merchandisers ▪ Club stores	▪ Value fresh, easy-to-use, high- quality products
Snack	22	EMERALD	▪ Grocery store snack aisle ▪ Convenience stores ▪ Drug / Mass merchandisers	▪ Consumers looking for convenient and healthy snacks
In- Shell	85	DIAMOND	▪ Grocery store produce sections ▪ Mass merchandisers	▪ Primarily sold during winter holiday season
Ingredient & Foodservice	166	DIAMOND	▪ Ingredient and foodservice customers	▪ Food processors, restaurants, bakeries and food service operators

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Nuts' Health Attributes Drive Growth "Up to 35% of dietary calories should come from sources of unsaturated fatty acids" __________________________ Source: U.S. Department of Health Human Services. New evidence is changing consumer perceptions about the health benefits of eating nuts "Supportive research shows that eating 1.5 ounces per day of walnuts as part of a low saturated fat and low cholesterol diet, may reduce the risk of coronary heart disease" ____________________ Source: U.S.F.D.A. "Consumption of omega-3 fatty acids may reduce the risk of coronary heart disease" __________________________ Source: U.S.F.D.A. "Monounsaturated fatty acids found in nuts can help decrease LDL cholesterol when substituted for saturated fats in the diet." ____________________ Source: "What if fat doesn't make you fat?" __________________________ Source: New York Times Magazine. "...nuts and nut products, which provide satiety often missing from fat-free carbo- hydrate foods, have been shown to help people adhere to weight-loss diets and to maintain their losses." ____________________ Source: Jane Brody, The New York Times.

Strong Brand Recognition Share of U.S. Culinary and In-shell Nuts __________________________ Source: IRI InfoScan 52 weeks ending Aug 7, 2005. Focused Diamond brand Generates customer loyalty 86% consumer awareness Allows for premium pricing Connecting with consumers Targeted TV advertising Innovative packaging Effective in-store merchandising Commitment to quality Diamond is the leading retail brand of culinary and in-shell nuts 17.0% 8.9% 2.1% 2.0% 37.4% 0% 10% 20% 30% 40% Diamond Private Label Planters Sanfilippo Azar

Building Upon Our Brand Heritage

Successful Record of Product Innovations Patented glazing techniques Only shelf-stable glazed product on market Introduced 15 new products during Emerald launch Exciting new flavors Expanded snack nut product range Gain greater shelf space Increase market share Patented glazing techniques allow us to produce appealing flavors that are unique within the snack aisle

Successful Record of Packaging Innovations Designed ergonomic canisters Easy to hold Fits in car cup holder Resealable foil bags Created convenient recipe-ready packages Shelf organizing trays Innovations differentiate our products leading to increased brand loyalty and higher consumer awareness

Building a Consumer Snack Power Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components

50.0% 6.9% 2.6% 0.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Planters Blue Diamond Emerald Fisher Sunkist $0.5 $1.6 $3.1 $7.1 $21.5 $0.0 $5.0 $10.0 $15.0 $20.0 2001 2002 2003 2004 2005 Increased Snack Nut Market Share Diamond's Snack Nut Sales ($ in mm FYE 7/31) Share of Branded Snack Nuts __________________________ Excludes: Inshell peanuts and pistachios. Source: IRI data 32 weeks ending August 7, 2005. 5.0%

Advanced Processing Capabilities Shell-free products of uniform size and color Higher quality more innovative products and lower cost of distribution Laser sorting systems State-of-the-art roasting and patented glazing technologies Development of packaging technologies Only shelf-stable glazed nut product available for the mass market Increased consumer functionality and product shelf-life

Vertically-Integrated Business Control product quality Gain early understanding of nut pricing Better anticipate market conditions Exploit market opportunities more quickly and efficiently Vertically-integrated business model allows us to adapt more quickly to market trends and recognize new opportunities Marketing Packaging Processing Shelling Cold Storage Direct Sourcing

Diverse Customer Base Retail / Wholesale / Supercenter Ingredient / Multi-Unit Food Service International Serving over 900 customers in over 100 countries

Our Growth Strategy

Multiple Growth Opportunities Introduce "recipe-ready" packages Improve shelf space and points of display Expand distribution of Emerald products New product development Expand into new product categories within the snack nut market Average Number of Items Per Store In-store displays showcase the Diamond and Emerald product lines, providing secondary placements 1997 - 2004 CAGR: 26.6% __________________________ Source: Information Resources Inc. Expansion 3.2 4.0 5.8 8.8 11.3 12.1 13.4 16.7 24.6 1997 1998 1999 2000 2001 2002 2003 2004 2005

Expand Brand Distribution Total U.S. Distribution 94% Total U.S. Distribution 76% California 98.8% 90.7% West 96.0% 66.4% Plains 96.9% 48.0% South Central 62.2% 76.6% Great Lakes 96.3% 60.8% Northeast 100.0% 93.2% Mid South 95.7% 81.5% Southeast 96.8% 79.9% = Diamond Distribution by region = Emerald Distribution by region __________________________ Source: IRI, InfoScan, 52 Weeks ending August 7, 2005. Total U.S. Food, ACV Distribution.

Financial Overview

Compelling Growth Story Sales ($ mm) 2000 - 2005 CAGR: 17% $200 $288 $282 $308 $463 $360 $150 $200 $250 $300 $350 $400 $450 FY'00 FY'01 FY'02 FY'03 FY'04 FY'05

Product Mix Channel Mix Optimize Existing Assets Cost Reduction Projects 2006E 0.013 0.013 0.013 0.013 2007E 0.019 0.019 0.019 0.019 2008E 0.024 0.024 0.024 0.024 2009E 0.028 0.028 0.028 0.028 2010E 0.031 0.031 0.031 0.031 Expanding Margins Optimize Existing Assets Channel Mix Product Mix Now Future Margin Expansion Opportunities Operating Margin Cost Reduction Projects Shift mix to higher-margin products Invest capital for projects that lower cost (additional processing and packaging equipment) Focus distribution on higher-margin channels Optimize utilization of existing assets

Long-Term Financial Targets

Diamond Foods, Inc. Cream: 255 255 221 Green: 0 102 51